UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011

QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35010 (Commission File Number)	90-0613069 (IRS Employer Identification No.)

5 Houston Center
1401McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On October 6, 2011, QR Energy, LP, a Delaware limited partnership (the “Partnership”), filed a current report on Form 8-K (the “Current Report”) to report the closing of its acquisition of certain oil and natural gas properties concentrated in Texas, Oklahoma and New Mexico (the “Assets”) pursuant to a Purchase and Sale Agreement, dated September 12, 2011 (the “Purchase Agreement”), by and among the Partnership, QRE Operating, LLC, a wholly owned subsidiary of the Partnership (“OLLC”), Quantum Resources A1, LP (“QRA”), QAB Carried WI, LP (“QAB”), QAC Carried WI, LP (“QAC”), and Black Diamond Resources, LLC (“Black Diamond,” and collectively with QRA, QAB and QAC, the “Sellers”).

The Current Report stated that the required financial statements and pro forma financial information related to the Assets purchased from the Sellers would be filed by an amendment to the Current Report. This amendment on Form 8-K/A amends and supplements the Current Report to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Current Report.

(a) Financial Statements of the Partnership and Businesses Acquired.

The audited and unaudited interim historical financial statements of the Partnership, QA Holdings, LP, the Acquired Encore Properties, the Acquired Exco Properties, and Melrose Energy Company are filed as exhibits hereto or incorporated by reference herein as Exhibits 99.2 through 99.9.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Partnership and the Businesses Acquired as of June 30, 2011 and for the six months ended June 30, 2011 and for the year ended December 31, 2010 is filed as Exhibit 99.1 to this report and incorporated herein by reference.

(c) Exhibits.

Exhibit No.		Description

23.1	*	Consent of PricewaterhouseCoopers, LLP.

23.2	*	Consent of KPMG LLP.

23.3	*	Consent of KPMG LLP.

99.1	*
Unaudited pro forma condensed combined financial information of the Partnership and the Businesses Acquired as of June 30, 2011 and for the six months ended June 30, 2011, and for the year ended December 31, 2010.

99.2
Unaudited historical consolidated financial statements of the Partnership as of June 30, 2011 and for the six months ended June 30, 2011 (Incorporated by reference to the Partnership’s Quarterly Report on Form 10-Q (File No. 001-35010) filed on August 15, 2011).

99.3
Audited historical consolidated financial statements of the Partnership as of December 31, 2010 and for the period from December 22, 2010 to December 31, 2010 (Incorporated by reference to the Partnership’s Annual Report on Form 10-K (File No. 001-35010) filed on May 4, 2011).

99.4	*	Unaudited historical consolidated financial statements of QA Holdings, LP as of June 30, 2011 and for the six months ended June 30, 2011 and 2010.

99.5
Audited historical consolidated financial statements of QA Holdings, LP as of December 31, 2009, for the period from January 1, 2010 to December 21, 2010 and for the years ended December 31, 2009 and 2008 (Incorporated by reference to the Partnership’s Annual Report on Form 10-K (File No. 001-35010) filed on May 4, 2011).

99.6	*	Audited historical consolidated financial statements of QA Holdings, LP as of and for the year ended December 31, 2010.

99.7
Audited historical financial statements of the Acquired Encore Properties for the years ended December 31, 2009 and 2008 and for the three months ended March 31, 2010 and 2009 (Incorporated by reference to Amendment No. 3 to the Partnership’s Registration Statement on Form S-1 (File No. 333-169664) filed December 10, 2010).

99.8
Audited historical financial statements of the Acquired Exco Properties for the period from January 1, 2009 to August 11, 2009 and for the year ended December 31, 2008 (Incorporated by reference to Amendment No. 3 to the Partnership’s Registration Statement on Form S-1 (File No. 333-169664) filed December 10, 2010).

99.9	*	Audited historical financial statements of the Melrose Properties for the period from January 1, 2010 to December 21, 2010.
______________
* Filed as an exhibit to this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name: Gregory S. Roden
Title: Vice President and General Counsel

Dated November 23, 2011